POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Sean Brennan
Name:	Sean Brennan
Title:	Director, Co-President and Chief Commercial Officer
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Michael Downing
Name:	Michael Downing
Title:	Director, Co-President and Chief Operating Officer
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Randall Epright
Name:	Randall Epright
Title:	Director, Executive Vice President and Chief Information Officer
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Mitra Hormozi
Name:	Mitra Hormozi
Title:	Director
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Lawrence J. Ruisi
Name:	Lawrence J. Ruisi
Title:	Director
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Francis P. Sabatini
Name:	Francis P. Sabatini
Title:	Director
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Hope S. Taitz
Name:	Hope S. Taitz
Title:	Director
Date:	December 23, 2025

POWER OF ATTORNEY

I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Contract	SEC File Number
AAIA Amplify 1.0	File No. 333-264102
AAIA Amplify 2.0	File No. 333-270463
AAIA Amplify 2.0 NF	File No. 333-270465
AANY Amplify 2.0 NF	File No. 333-284582
AAIA Amplify 3.0	File No. 333-291754
AANY Amplify 3.0	File No. 333-292075

Signature:	/s/ Louis-Jacques Tanguy
Name:	Louis Jacques Tanguy
Title:	Director
Date:	December 23, 2025